Exhibit 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of September 22, 2025 (the “Sixth Amendment Effective Date”) among CALIFORNIA RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), each other Credit Party party hereto, the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto from time to time are parties to that certain Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement shall have the meanings given such terms in the Credit Agreement);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it has entered into that certain Agreement and Plan of Merger, dated as of September 14, 2025, among the Borrower, Dornoch Merger Sub, LLC, a Delaware limited liability company and a Wholly owned Subsidiary of the Borrower, and Berry Corporation (bry), a Delaware corporation (“BRY”), pursuant to which the Borrower will acquire, directly or indirectly, all of the issued and outstanding equity interests of BRY (the “BRY Acquisition”); and

WHEREAS, the parties to this Amendment desire to enter into this Amendment to amend the Existing Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Amendments to Credit Agreement.

Subject to the satisfaction or waiver in writing of each of the conditions set forth in Section 2 below and in reliance upon the representations, warranties, covenants and agreements contained in this Amendment, the parties hereto hereby agree that:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“BRY” shall have the meaning given to such term in the Sixth Amendment.

“BRY Acquisition” shall have the meaning given to such term in the Sixth Amendment.

“BRY Escrow Indebtedness Cash Amount” shall have the meaning provided in the definition of “Excess Cash”.

“Sixth Amendment” shall mean that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of the Sixth Amendment Effective Date, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“Sixth Amendment Effective Date” shall mean September 22, 2025.

(b) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

“Borrowing Base Reduction Debt” shall mean Permitted Additional Debt issued or incurred in accordance with Sections 10.1(j) or (n), as applicable (other than (x) senior unsecured notes issued in connection with the Petra Acquisition and (y) senior unsecured notes incurred after the Sixth Amendment Effective Date through October 31, 2025 by any Credit Party in connection with the BRY Acquisition in an aggregate principal amount up to $500,000,000).

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Guarantee, the Security Documents, each Letter of Credit Application, any Notes issued by the Borrower to a Lender under this Agreement and any other document, instrument or agreement (other than Secured Hedge Agreements or Secured Cash Management Agreements) now or hereafter delivered by or on behalf of a Credit Party under this Agreement.

(c) Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDAX” by deleting the “and” before clause (a)(ix) thereof and inserting a new clause (a)(x) as follows:

“and (x) fees, costs and expenses and other transaction costs incurred in connection with the BRY Acquisition”

(d) Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Consolidated Total Debt” by inserting a new clause (d) thereto as follows:

“minus (d) the BRY Escrow Indebtedness Cash Amount outstanding on such date;”

(e) Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Excess Cash” by replacing the “and” before clause (f) thereof with “,” and adding a new clause (g) as follows:

“and (g) prior to the consummation of the BRY Acquisition, cash constituting the net proceeds of Indebtedness incurred after the Sixth Amendment Effective Date and any Indebtedness incurred to Refinance such Indebtedness (plus, in each case, cash held or placed in escrow to pay interest that accrues on such Indebtedness) so long as (i) such Indebtedness is incurred in connection with, and in contemplation of, the consummation of the BRY Acquisition and (ii) the definitive documentation relating to such Indebtedness contains “special mandatory redemption” or escrow provisions (or other similar provisions) or otherwise requires such Indebtedness to be redeemed or prepaid if the BRY Acquisition is not consummated by a date specified in such definitive documentation (the net cash proceeds of the Indebtedness under this clause (g) together with cash held or placed in escrow to pay interest thereon, the “BRY Escrow Indebtedness Cash Amount”).”

(f) Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” by amending and restating the proviso at the end thereof in its entirety as follows:

“; provided that notwithstanding anything to the contrary herein, each of the Petra Acquisition and the BRY Acquisition shall be deemed to be a Permitted Acquisition.”

(g) Section 1.1 of the Existing Credit Agreement is hereby amended by amending the definition of “Permitted Additional Debt” by amending and restating clause (a) thereof in its entirety as follows:

“(a) the terms of which do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the 91st day after the Latest Maturity Date (other than (i) with respect to senior unsecured notes issued in connection with the BRY Acquisition, the obligation to Redeem such Indebtedness as a result of the related Permitted Acquisition failing to occur prior to the related “outside date” (or any similar term) in respect of such Permitted Acquisition under the definitive documentation governing such Indebtedness (or such other date after such “outside date” as agreed by the lenders or other investors providing such Indebtedness) and (ii) customary offers to purchase upon a change of control (including customary offers to repurchase any Permitted Convertible Debt in connection with “fundamental change”), AHYDO payments, customary asset sale or casualty or condemnation event prepayments and customary acceleration rights after an event of default prior to the 91st day after the Latest Maturity Date, any right of any holder of any Permitted Convertible Debt to convert, exchange or exercise such Permitted Convertible Debt, or any actual conversion, exchange or exercise of any Permitted Convertible Debt, in each case into or for common stock or other common equity interests of the Borrower and/or cash (in an amount determined by reference to the price of such common stock or other common equity interest), any optional right of the issuer of Permitted Convertible Debt to call such Permitted Convertible Debt for redemption or in the case of any loans or notes or other Indebtedness that are convertible into Qualified Equity Interests (including any Permitted Convertible Debt), payments in respect of any fractional shares that would otherwise be issued upon such conversion) and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Facility, if applicable,”

(h) Section 10.10 of the Existing Credit Agreement is hereby amended by adding a new clause (g) at the end thereof as follows:

“(g) Notwithstanding anything to the contrary in this Section 10.10, Hedge Agreements entered into by BRY and its Subsidiaries prior to the consummation of the BRY Acquisition shall be permitted hereunder so long as the aggregate net notional volumes of such Hedge Agreements (when aggregated with the Hedge Agreements of the Borrower and its Restricted Subsidiaries (other than BRY and its Subsidiaries)), do not exceed, on a pro forma basis after giving effect to the BRY Acquisition, eighty-five percent (85%) of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (after giving effect to the BRY Acquisition and as forecast based on the Borrower’s most recent Reserve Report and on BRY’s most recent reserve report) for the sixty (60) month period from the date of creation of such hedging arrangements, based on daily volumes on an annual basis; provided, however, notwithstanding the foregoing volume limitation, Hedge Agreements entered into by BRY and its Subsidiaries prior to the consummation of the BRY Acquisition in respect of purchased puts and floors not intended to be physically settled shall be permitted so long as the net notional volumes of all Hedge Agreements in respect of Hydrocarbons subject to this Section 10.10(g) do not exceed (when aggregated with the commodity Hedge Agreements of the Borrower and its Restricted Subsidiaries (other than BRY and its Subsidiaries) then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Agreements), on a pro forma basis after giving effect to the BRY Acquisition, as of the date of the consummation of the BRY Acquisition, one hundred percent (100%) of the reasonably anticipated Hydrocarbon production of crude oil, natural gas and natural gas liquids, calculated separately, from the Credit Parties’ total Proved Reserves (after giving effect to the BRY Acquisition and as forecast based on the Borrower’s most recent Reserve Report and on BRY’s most recent reserve report) for the sixty (60) month period from the date of creation of such hedging arrangement, based on daily volumes on an annual basis.”

SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent:

2.1 Executed Amendment. The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and Lenders constituting Majority Lenders.

2.2 Accuracy of Representations and Warranties. Each representation and warranty contained in Section 3 hereof shall be true and correct in all material respects, except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects, and except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

2.3 Fees. The Borrower shall have paid or caused to be paid, to the extent payable under Section 13.5 of the Credit Agreement, all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other instruments and documents to be delivered hereunder, if any (including the reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent).

SECTION 3. Representations and Warranties.

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and the other Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that:

3.1 Accuracy of Representations and Warranties. (a) Both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (b) after giving effect to this Amendment, all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Sixth Amendment Effective Date (expect where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates).

3.2 No Conflicts. None of the execution, delivery or performance by any Credit Party of this Amendment will (a) contravene any Requirement of Law, except to the extent such contravention would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of the Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to the terms of any Contractual Requirement, except to the extent that such breach, default or Lien would not reasonably be expected to result in a Material Adverse Effect or (c) violate any provision of the Organization Documents of such Credit Party or any of the Restricted Subsidiaries.

3.3 Due Authorization. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment, and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement, and has duly executed and delivered this Amendment.

3.4 Validity and Binding Effect. This Amendment and the Credit Agreement constitute the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

SECTION 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement, and each reference to the “Credit Agreement” in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall not constitute a novation of the Credit Agreement or any of the Credit Documents.

4.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guarantee, the Security Documents and the other Credit Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee, the Security Documents and the other Credit Documents to which it is a party and (iv) agrees that its guarantee under the Guarantee, the Security Documents and the other Credit Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

4.3 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4 Counterparts; Facsimile. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be validly delivered by facsimile or other electronic transmission of an executed counterpart of the signature page hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.5 COMPLETE AGREEMENT. THIS AMENDMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE AGREEMENT OF THE BORROWER, THE GUARANTORS, THE GRANTORS, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE BORROWER, THE GUARANTORS, THE GRANTORS, ANY AGENT NOR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS.

4.6 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Titles of Sections. All titles or headings to the sections or other divisions of this Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

4.8 Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.9 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent in accordance with Section 13.5 of the Credit Agreement for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

4.10 Credit Documents. The Borrower acknowledges and agrees that this Amendment is a Credit Document.

4.11 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	CALIFORNIA RESOURCES CORPORATION

	By:	/s/ Clio C. Crespy
	Name:	Clio C. Crespy
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

SUBSIDIARY GRANTORS:

CALIFORNIA HEAVY OIL, INC.

CALIFORNIA RESOURCES ELK HILLS, LLC

CALIFORNIA RESOURCES PETROLEUM CORPORATION

CALIFORNIA RESOURCES PRODUCTION CORPORATION

CALIFORNIA RESOURCES REAL ESTATE VENTURES, LLC

CALIFORNIA RESOURCES ROYALTY HOLDINGS, LLC

CALIFORNIA RESOURCES TIDELANDS, INC.

CALIFORNIA RESOURCES WILMINGTON, LLC

CRC CONSTRUCTION SERVICES, LLC

CRC MARKETING, INC.

CRC SERVICES, LLC

SOCAL HOLDING, LLC

SOUTHERN SAN JOAQUIN PRODUCTION, INC.

ELK HILLS POWER, LLC

AERA ENERGY LLC

AERA ENERGY SERVICES COMPANY

AERA FEDERAL LLC

BELRIDGE FARMS & PACKING LLC

GREEN GATE INTERMEDIATE LLC

GREEN GATE RESOURCES E LLC

GREEN GATE RESOURCES HOLDINGS LLC

GREEN GATE RESOURCES PARENT LLC

GREEN GATE RESOURCES S LLC

GREEN GATE SAN ARDO LLC

PETRA MERGER SUB S, LLC

TERRAIN TECHNOLOGY INC.

	By:	/s/ Clio C. Crespy
	Name:	Clio C. Crespy
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

CITIBANK, N.A., as Administrative Agent and as Collateral Agent

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

KEYBANK, NATIONAL
ASSOCIATION
as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MUFG BANK, LTD.
as a Lender and Issuing Bank

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Drew Tolson
Name:	Drew Tolson
Title:	Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ John Tattersall
Name:	John Tattersall
Title:	Director

By:	/s/ Prashant Mehra
Name:	Prashant Mehra
Title:	Managing Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ Mary Harold
Name:	Mary Harold
Title:	Managing Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

JEFFERIES FINANCE LLC,
as a Lender

By:	/s/ J.R. Young
Name:	J.R. Young
Title:	Managing Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MORGAN STANLEY SENIOR FUNDING INC.,
as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

MACQUARIE FUNDING LLC,
as a Lender

By:	/s/ Peter Harrison
Name:	Peter Harrison
Title:	Senior Managing Director

By:	/s/ James Jordan
Name:	James Jordan
Title:	Executive Director – CGM Legal

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

BP ENERGY COMPANY,
as a Lender

By:	/s/ Will Shappley
Name:	Will Shappley
Title:	Vice President

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jonathan Herrick
Name:	Jonathan Herrick
Title:	Managing Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

TRUIST BANK,
as a Lender

By:	/s/ Michael Harvey
Name:	Michael Harvey
Title:	Director

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION

CITADEL ENERGY MARKETING LLC,
By: Citadel Advisors LLC, its Manager as a Lender

By:	/s/ Antonia Peabody
Name:	Antonia Peabody
Title:	Authorized Signatory

SIGNATURE PAGE

SIXTH AMENDMENT – CALIFORNIA RESOURCES CORPORATION